FIRST AMENDMENT TO
                                 AGREEMENT
                              BY AND BETWEEN
                              JDS FITEL, INC.
                                    AND
                     OPTICAL COATING LABORATORY, INC.

     WHEREAS, Optical Coating Laboratory, Inc. ("OCLI") and JDS FITEL, INC. ("JDS") entered into that certain Agreement by and between JDS FITEL, Inc. and Optical Coating Laboratory, Inc., dated February 1, 1997 (the
"Agreement"), to combine their respective areas of expertise and capabilities in a joint effort for WDM Product Business, as that term is defined therein;

     WHEREAS, Section 15.16 of the Agreement provides that the OCLI and JDS may amend the Agreement if such amendment is set forth in writing and signed by duly authorized officers of each; and

     WHEREAS, the Company wishes to amend the Agreement effective February 2, 1997 (the "Effective Date");

     NOW, THEREFORE, the parties hereby agree to amend Section 3.1 of the Agreement effective as of the Effective Date as follows:

          3.1 Manufacture of WDM Optical Filters by OCLI. Subject to Sections 7.5 and 9.1(b), and except for WDM Optical Filters supplied by JDS from inventory existing on the effective date of this Agreement pursuant to Section 15.4, OCLI agrees to commit all resources necessary and appropriate to provide manufacturing services to manufacture and supply WDM Optical Filters as requested and for use by JDS or the Company in WDM Products which are based on Distributor's customer requirements which have been translated into product, proof of concept product or prototype product specifications by Distributor where the required WDM Optical Filters specifications have been determined in consultation with OCLI with respect to WDM Optical Filters provided by OCLI. For greater certainty, JDS may also make and supply WDM Optical Filters for use in WDM Products.

     FURTHER, the parties hereby agree to amend Exhibit A, "Cost
Definition," to the Agreement, effective as the Effective Date, as restated in its entirety and set forth in Attachment A attached hereto.


     IN WITNESS WHEREOF, OCLI and JDS adopt this Amendment as of the Effective Date.

                         OPTICAL COATING LABORATORY, INC.

                         By   /S/JOSEPH ZILS
                         Its  Vice President, General Counsel
                              and Corporate Secretary
                              Title

                         JDS FITEL, INC.

                         By     /S/M. ZITA COBB
                         Its    Chief Financial Officer and
                                VP Finance
                                Title